EX-99.77Q1(e): Copies of Any New or Amended Investment Advisory Contracts

Amended Annex A dated November 19, 2009 to the Management Agreement dated April 30, 1997 is incorporated herein by reference to Exhibit (d)(9) to Post Effective Amendment No. 226 to the Registrants Registration Statement on Form N-1A filed with the Securities and Exchange Commission on November 24, 2009 (Accession No. 0000950123-09-065720).